PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

7.                  PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,
	2010	2011
Cost
Land	$5.2	$4.7
Buildings	392.4	472.6
Leasehold improvements	15.8	17.5
Machinery and equipment	813.0	1,195.6
Furniture, fixtures and electronic equipment	65.5	86.1
Motor vehicles	3.2	4.8
	1,295.1	1,781.3
Accumulated depreciation	(242.9)	(372.8)
	1,052.2	1,408.5
Construction in process	274.0	160.7
Property, plant and equipment, net	$1,326.2	$1, 569.2

Depreciation expense was $58.2 million, $77.5 million and $128.2 million for the years ended December 31, 2009, 2010 and 2011, respectively. Capitalized interest was $9.0 million, $4.9 million and $6.6 million for the years ended December 31, 2009, 2010 and 2011, respectively.

Construction in process primarily represents the construction of the manufacturing plant for printed circuit board industry equipment and wafer processing.

During the third quarter of 2011, as a result of the effects of weakening market conditions on the Company’s forecasts and a sustained, significant decline in the Company’s market capitalization to a level lower than its net book value, the Company concluded that impairment triggering events existed and performed a long-lived asset impairment analysis. Based on the analysis, the Company determined that an impairment was not required as the carrying value of the assets was lower than the future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition.

Certain long-lived assets were not subject to the long-lived assets impairment analysis as mentioned in the above paragraph, and were evaluated separately due to the change of business plans by the Company or abandonment.  For the year ended December 31, 2010, the Company recognized an impairment charge on its thin-film equipment of approximately $54.6 million, which was due to the Company’s plan to cease the manufacturing of its amorphous silicon thin film panels as a result of the rapid cost reduction and improving competitiveness of crystalline silicon solar panels  For the year ended December 2011, an impairment charge of $54.6 million, primarily related to the abandonment of certain idle facilities and equipments, was recognized.  No impairment charges were recognized during the year ended December 31, 2009.

The Company conducts a significant portion of its operations from leased machinery and equipment in Wuxi and Shanghai and a portion of these arrangements are in the form of sales and leasebacks. The deferred losses from the sales and leaseback arrangements are immaterial. See Note 18, “Capital lease obligations”, for further details.